WHERE THE GROWTH IS


                               Globalt Growth Fund

                                   PROSPECTUS

                                  May 28, 2002


INVESTMENT OBJECTIVE:
Provide long term growth of capital





3060 Peachtree Road, N.W.
One Buckhead Plaza, Suite 225
Atlanta, Georgia 30305
www.globalt.com
877-Buy-GROWX (877-289-4769)


















      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE

RISK/RETURN SUMMARY.......................................................... 1

FEES AND EXPENSES OF INVESTING IN THE FUND................................... 3

HOW TO BUY SHARES............................................................ 4

HOW TO REDEEM SHARES......................................................... 6

DETERMINATION OF NET ASSET VALUE............................................. 8

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................... 8

MANAGEMENT OF THE FUND....................................................... 8

FINANCIAL HIGHLIGHTS.........................................................10

PRIVACY POLICY...............................................................11

FOR MORE INFORMATION                                                 Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the GLOBALT Growth Fund is to provide long term growth of capital.

Principal Strategies

The Fund invests primarily in common stocks of larger capitalization U.S. companies (those with market capitalizations of $3 billion or more). The Fund's investment adviser, GLOBALT, Inc., selects investments that it believes offer superior growth potential. The adviser uses a disciplined process based on certain fundamental and technical standards of selection. These standards may include:

o    Positive trends in stock analysts' estimates,

o    Quarterly earnings that exceed consensus forecast by Wall Street analysts,

o    Low price-to-value ratios, and

o Superior long term growth rate potential as determined by such factors as recent company earnings analysis, cyclical outlook, industry analysis and specific company competitive advantages.

The  adviser  seeks  to  limit   investment  risk  by  diversifying  the  Fund's
investments across a broad range of economic sectors, industries and companies.

The adviser's strategy focuses on trends in the global economy while following its disciplined process to construct a portfolio that, in the adviser's opinion, consists of superior growth companies. As the Fund will primarily invest in growth oriented stocks, it is expected that the Fund will generate a total return that is predominantly derived from long term capital appreciation. Although current income in the form of dividends is also expected, income is incidental to the Fund's principal strategies.

The Fund may purchase put options and sell covered call options on common stocks, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The adviser may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements. The adviser will engage in active trading of the Fund's portfolio securities as a result of its overall strategy, the effects of which are described below under "Portfolio Turnover Risk."

The Fund may sell a security when the adviser believes that a company's financial and/or competitive position is deteriorating, the company's score in the adviser's research process worsens, or the adviser identifies a better investment opportunity.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o Foreign Operations Risk. Because the companies in which the Fund invests depend heavily on foreign sales, any serious foreign economic or political problems, or significant fluctuations in currency exchange rates, could have a negative impact on the Fund.
o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Option Risks. The Fund may terminate an option it has purchased by selling it, allowing it to expire, or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid (plus related transaction costs). When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying stock beyond the exercise price (plus the premium received). When the Fund sells put options the Fund receives the option premium, but will lose money if a decrease in the value of the underlying stock causes the Fund's costs to cover its obligations upon exercise to increase to a level higher than the option premium the Fund received. The Fund may also terminate a position in an option it has sold by buying it back in the open market prior to expiration. The Fund will lose money if the cost to buy back the option position is higher than the premiums originally received, due to a rise in the price of the underlying stock, in the case of calls, or a decline in the price of the underlying stock, in the case of puts. Increases in the volatility of the underlying stock can also cause the price of the options to increase, thus increasing the Fund's cost to cover its obligations.
o Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o    Long term investors seeking a fund with a growth investment strategy
o    Investors  willing  to accept  price  fluctuations  in their  investment
o Investors who can tolerate the greater risks associated with common stock investments

General

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the returns of the Fund since inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                        Year-by-year Total Return

           For each full calendar year since the Fund was established

1996 - 19.99%, 1997 - 28.67%, 1998 - 25.84%, 1999 - 27.15%, 2000 - (17.09%)
2001 - (16.24%)

      The Fund's year-to-date return as of June 30, 2002 was -17.51%.

     During the period shown, the highest return for a quarter was 23.26% (4th quarter, 1999); and the lowest return was -18.95% (3rd quarter, 2001).

Average Annual Total Returns for the periods ended 12/31/01:
                             One Year   Five Years    Since Inception*
                             --------   ----------    ---------------
The Fund                      -15.77%      7.53%          10.48%
S&P 500 Index                 -11.88%     10.70%          12.75%

*December 1, 1995

                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases .........................NONE
Maximum Deferred Sales Charge (Load)......................................NONE
Redemption Fee1...........................................................NONE
Exchange Fee..............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees..........................................................1.17%
Distribution (12b-1) Fees.................................................NONE
Other Expenses...........................................................0.15%
Total Annual Fund Operating Expenses.....................................1.32%
Expense Reimbursement2...................................................0.15%
Net Expenses.............................................................1.17%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. 2 The Fund's adviser has contractually agreed through February 28, 2005 to waive all or a portion of its management fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.17% of the average daily net assets for that period.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first three years), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

            1 year           3 years           5 years           10 years
            ------           --------          -------           --------
             $123             $383              $662              $1,459

                                HOW TO BUY SHARES

     The minimum initial investment in the Fund is $25,000 and minimum subsequent investments are $5,000. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums may apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - You may make a direct initial investment by following these steps:

o complete and sign the investment application form which accompanies this Prospectus;
o write a check (subject to the minimum amounts) made payable to the Fund;
o mail the application and check to:

      U.S. Mail:                             Overnight:
      GLOBALT Growth Fund                    GLOBALT Growth Fund
      c/o Unified Fund Services, Inc.        c/o Unified Fund Services, Inc.
      P.O. Box 6110                          431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110      Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (877) 289-4769 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: GLOBALT Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.# 483889739

     You must provide a signed application to Unified Fund Services Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                -the name of your account(s)
         -your account number(s)   -a check made payable to GLOBALT Growth Fund

Checks should be sent to the GLOBALT Growth Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                           Overnight:
         GLOBALT Growth Fund :                GLOBALT Growth Fund
         c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
         P.O. Box 6110                        431 North Pennsylvania Street
         Indianapolis, Indiana  46206-6110    Indianapolis, Indiana  46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-877-289-4769 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (877) 289-4769. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (877) 289-4769. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value according to procedures approved by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305, serves as investment adviser to the Fund. The adviser manages large capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. During the fiscal year ended October 31, 2001, the Fund paid the adviser a fee equal to 1.17% of its average daily net assets.

     The investment decisions for the Fund are made by a committee of the adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     The Fund's  adviser pays all of the  operating  expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                         Years ended October 31,

                                          --------------------------------------------------------------------------------------
                                                    2001         2000               1999              1998               1997
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Selected Per Share Data
Net asset value, beginning of year         $       20.72    $        19.53    $         16.14     $       15.66    $         12.48
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Income from investment operations:
  Net investment income (loss)                     (0.07)            (0.09)             (0.05)             0.02               0.01
  Net realized and unrealized gain (loss)          (6.33)             2.23               4.27              1.86               3.34
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Total from investment operations                   (6.40)             2.14               4.22              1.88               3.35
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Less distributions
  From net investment income                        0.00              0.00              (0.02)            (0.01)              0.00
  From net realized gain                           (2.15)            (0.95)             (0.81)            (1.39)             (0.17)
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Total distributions                                (2.15)            (0.95)             (0.83)            (1.40)             (0.17)
                                          ---------------  ----------------  -----------------  ----------------  -----------------
Net asset value, end of year               $       12.17     $       20.72    $         19.53    $        16.14    $         15.66
                                          ===============  ================  =================  ================  =================

Total Return                                    (32.87)%             10.78%            26.67%            13.28%             27.15%

Ratios and Supplemental Data
Net assets, end of period (000)                  $12,946            $21,110          $16,934            $11,709             $8,003
Ratio of expenses to average net assets            1.30%              1.18%            1.17%              1.17%              1.17%
Ratio of expenses to average net assets
  before reimbursement                             1.32%              1.18%            1.18%              1.19%              1.19%
Ratio of net investment income (loss) to
  average net assets                             (0.44)%            (0.45)%          (0.27)%              0.14%              0.06%
Ratio of net investment income (loss) to
  average net assets before reimbursement        (0.46)%            (0.45)%          (0.28)%              0.12%              0.04%
Portfolio turnover rate                          244.82%            159.09%          120.46%             83.78%            110.01%



                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 877-Buy-Growx (877-289-4769) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.























Investment Company Act #811-9096